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                                   EXHIBIT 24
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                               POWER OF ATTORNEY

We, the undersigned directors of the Registrant, hereby severally constitute and appoint Marjorie S. Cook our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the annual report on Form 10-K for the year ended December 31, 1995, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the annual report and any amendments thereto; and we hereby approve, ratify and confirm all that said person shall do or cause to be done by virtue thereof.


   Signature                       Title                           Date


 /s/ Andrew N. Adams, Jr.       Director                     February 28, 1996
-------------------------
Andrew N. Adams, Jr.


 /s/ John Chirtea               Director                     February 28, 1996
-----------------
John Chirtea


 /s/ Willard H. Derrick         Chairman of the Board and
-----------------------         Director
Willard H. Derrick                                           February 28, 1996


 /s/ Susan D. Goff              Director                     February 28, 1996
------------------
Susan D. Goff


 /s/ Solomon Graham             Director                     February 28, 1996
-------------------
Solomon Graham


 /s/ Joyce R. Hawkins           Director                     February 28, 1996
---------------------
Joyce R. Hawkins


 /s/ Thomas O. Keech            Director                     February 28, 1996
--------------------
Thomas O. Keech


 /s/ Charles F. Mess            Director                     February 28, 1996
--------------------
Charles F. Mess


 /s/ Robert L. Mitchell         Director                     February 28, 1996
-----------------------
Robert L. Mitchell


 /s/ Robert L. Orndorff, Jr.    Director                     February 28, 1996
----------------------------
Robert L. Orndorff, Jr.


 /s/ Lewis R. Schumann          Director                     February 28, 1996
----------------------
Lewis R. Schumann


 /s/ W. Drew Stabler            Director                     February 28, 1996
--------------------
W. Drew Stabler